UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 15, 2016

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

In the preliminary offering memorandum distributed to investors in connection with the private offering described under Item 8.01 of this Current Report on Form 8-K, Cincinnati Bell Inc. (the “Company”) disclosed the following information:

In compliance with certain regulations of the Federal Communications Commission (the “FCC”), the Company’s wholly-owned regulated  subsidiary, Cincinnati Bell Telephone Company LLC, has historically accounted for certain of its non-regulated operations through its non-regulated subsidiary, Cincinnati Bell Telecommunications Services LLC, which is a guarantor of the Notes (as defined below). Through an agreement with the FCC, the Company is no longer obligated to segregate these non-regulated operations.  Therefore, effective December 31, 2016, the Company plans to discontinue this accounting practice and merge Cincinnati Bell Telecommunications Services LLC into another subsidiary, Cincinnati Bell Entertainment Inc., which is also a guarantor of the Notes.

As of December 31, 2015, giving effect to this accounting change, the assets of guarantor subsidiaries would have been lower by approximately $3 million, as compared to the figure set forth for such item in note 19 to the audited financial statements in the Company’s Form 10-K for the year ended December 31, 2015. For the year ended December 31, 2015, giving effect to the accounting change, revenue, operating income and net income of the guarantor subsidiaries would have been lower by approximately $82 million, $8 million and $6 million or 13%, 21% and 2%, respectively, as compared to the figures set forth for such items in note 19 to the audited financial statements in the Company’s Form 10-K for the year ended December 31, 2015.

As of September 30, 2016, giving effect to this accounting change, the assets of guarantor subsidiaries would have been lower by approximately $2 million, as compared to the figure set forth for such item in note 11 to the financial statements in the Company’s Form 10-Q for the period ended September 30, 2016, under the heading “Supplemental Guarantor Information – 8 3/8% Senior Notes due 2020 and 7% Senior Notes due 2024”. For the nine months ended September 30, 2016, giving effect to the accounting change, revenue, operating income and net income of the guarantor subsidiaries would have been lower by approximately $75 million, $25 million and $17 million or 15%, 49% and 12%, respectively, as compared to the figures set forth for such items in note 11 to the financial statements in the Company’s Form 10-Q for the period ended September 30, 2016, under the heading “Supplemental Guarantor Information – 8 3/8% Senior Notes due 2020 and 7% Senior Notes due 2024”.

This accounting change is not expected to have any material effect on the assets or results of operations of the Company.  The figures set forth in the preceding two paragraphs are preliminary and may change. Please see the section below entitled “Forward-Looking Statements”.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.

Item 8.01  Other Events

On December 15, 2016, the Company issued a press release announcing it has commenced a private offering of an additional $150 million aggregate principal amount of its 7.000% Senior Notes due 2024 (the “Notes”), subject to market and other conditions. The Notes will be guaranteed, jointly and severally, on a senior unsecured basis, by certain of the Company’s existing and future domestic subsidiaries. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company intends to use the net proceeds from the sale of the Notes to repay indebtedness under the Company’s senior secured tranche B term loan facility in the amount of $148.5 million.

The Notes and the related guarantees will not be registered under the Securities Act of 1933, as amended, or the securities laws of any state or other jurisdiction, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This report does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated December 15, 2016

Forward-Looking Statements

This report and the documents incorporated by reference herein contain forward-looking statements regarding future events and results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this report and those discussed in other documents the Company filed with the Securities and Exchange Commission (“SEC”). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: December 15, 2016	By:	/s/ Christopher J. Wilson
Name: Christopher J. Wilson
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 15, 2016